UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2014

WESTLAKE CHEMICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Westlake Chemical Corporation is filing this Amendment (the “Amendment No. 1”) to its Form 8-K (the “Original Form 8-K”) filed on July 31, 2014 to include the financial information described in Item 9.01 hereto. Other than as described in the previous sentence, this Amendment No. 1 does not modify or update other disclosures in, or exhibits to, the Original Form 8-K.

On July 31, 2014, Westlake Germany GmbH & Co. KG (the “Company”), a wholly-owned subsidiary of Westlake Chemical Corporation, completed the previously announced acquisition of all of the shares of Vinnolit Holdings GmbH (“Vinnolit”) for €490 million (subject to certain closing adjustments) from certain entities associated with Advent International Corporation (the “Sellers”) pursuant to a Share Purchase Agreement to which the Company and the Sellers are party, dated May 28, 2014. Vinnolit is an integrated global producer of specialty polyvinyl chloride resins.

Item 9.01 Financial Statements and Exhibits

(A) Financial Statements of Businesses Acquired.

The following information is attached hereto as Exhibit 99.1 and incorporated herein by reference:

(i)	Independent Auditors’ Report.

(ii)	Audited Consolidated Financial Statements of Vinnolit Holdings GmbH, Ismaning, comprising the Consolidated Balance Sheets as at December 31, 2013 and 2012, Consolidated Income Statements for the years ended December 31, 2013 and 2012, Consolidated Cash Flow Statements for the years ended December 31, 2013 and 2012 and Consolidated Statements of Changes in Equity for the years ended December 31, 2013 and 2012.

(iii)	Notes to the Consolidated Financial Statements.

(B) Pro Forma Financial Information.

The following information is attached hereto as Exhibit 99.2 and incorporated herein by reference:

(i)	Unaudited Pro Forma Combined Consolidated Balance Sheet of Westlake Chemical Corporation as of June 30, 2014.

(ii)	Unaudited Pro Forma Combined Consolidated Statements of Operations of Westlake Chemical Corporation for the Six Months Ended June 30, 2014 and for the Year Ended December 31, 2013.

(iii)	Notes to the Unaudited Pro Forma Combined Consolidated Financial Statements of Westlake Chemical Corporation.

(D) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche GmbH.

99.1	Audited financial statements of Vinnolit Holdings GmbH, Ismaning.

99.2	Unaudited pro forma financial information of Westlake Chemical Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL CORPORATION

Date: October 14, 2014	By:	/S/ ALBERT CHAO
Albert Chao President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche GmbH.

99.1	Audited financial statements of Vinnolit Holdings GmbH, Ismaning.

99.2	Unaudited pro forma financial information of Westlake Chemical Corporation.